EATON VANCE NEW YORK MUNICIPAL OPPORTUNITIES FUND

Supplement to Prospectus dated August 1, 2019

The following changes are effective immediately:

1.       The following is added to “Interest Rate Risk.” under “Investment Objectives & Principal Policies and Risks”:

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments utilized by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

2.       The following is added to “Investment Objectives & Principal Policies and Risks”:

Research Process. The Fund’s portfolio management utilizes the information provided by, and the expertise of, the research staff of the investment adviser, sub-adviser (if applicable) and/or their affiliates in making investment decisions. As part of the research process, portfolio management may consider financially material environmental, social and governance (“ESG”) factors. Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process.

3.       The following replaces the second paragraph under “General.” in “Investment Objectives & Principal Policies and Risks”:

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy. With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks. See “Additional Information about Investment Strategies” in the Fund’s SAI.

4.       The following replaces the second paragraph under “Class I Shares” in “Purchasing Shares”:

The Class I minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

5.       The following replaces “Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)” under “Appendix A – Financial Intermediary Sales Charge Variations”:

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this Prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The following changes are effective December 2, 2019:

1.       The following replaces “Fees and Expenses of the Fund” under “Fund Summary”

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 20 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	0.90%	None
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.79%	1.54%	0.64%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$552	$715	$893	$1,406	$552	$715	$893	$1,406
Class C shares	$257	$486	$839	$1,834	$157	$486	$839	$1,834
Class I shares	$65	$205	$357	$798	$65	$205	$357	$798

2.       The following replaces the Average Annual Total Return table and footnotes under “Performance” in “Fund Summary”:

Average Annual Total Return as of December 31, 2018	One Year	Five Years	Ten Years
Class A Return Before Taxes	-3.34%	1.22%	3.08%
Class A Return After Taxes on Distributions	-3.41%	1.19%	3.06%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-1.07%	1.46%	3.08%
Class C Return Before Taxes	-0.31%	1.43%	2.80%
Class I Return Before Taxes	1.64%	2.35%	3.71%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.28%	3.82%	4.85%
Bloomberg Barclays 7 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.66%	2.97%	4.01%

These returns reflect the maximum sales charge for Class A (4.75%) effective December 2, 2019 and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Effective April 25, 2016, the Fund changed its name and investment objective and prior to that date employed a different investment strategy. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3.       The following replaces the third paragraph under “Choosing a Share Class.” in “Purchasing Shares”:

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.15% annually of average daily net assets.

4.       The following replaces the table under “Class A Front-End Sales Charge.” in “Sales Charges”:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $3,000,000	0.00%**	0.00%**	0.75%**
$3,000,000 but less than $5,000,000	0.00%**	0.00%**	0.75%**
$5,000,000 or more	0.00%**	0.00%**	0.50%**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.75% on amounts of $1 million or more but less than $5 million and 0.50% on amounts of $5 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

5.       The following replaces “Right of Accumulation.” and “Statement of Intention.” under “Reducing or Eliminating Class A Sales Charge.” in “Sales Charges”:

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement. If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention. For additional information about statements of intention, see “Sales Charges” in the SAI.

6.       The following is added to “Shareholder Account Features”:

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

November 1, 2019	33613 11.1.19

PARAMETRIC RESEARCH AFFILIATES SYSTEMATIC ALTERNATIVE RISK PREMIA FUND

Supplement to Statement of Additional Information (“SAI”) dated August 1, 2018

EATON VANCE ARIZONA MUNICIPAL INCOME FUND

EATON VANCE CONNECTICUT MUNICIPAL INCOME FUND

EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

EATON VANCE HEXAVEST GLOBAL EQUITY FUND

EATON VANCE HEXAVEST INTERNATIONAL EQUITY FUND

EATON VANCE MINNESOTA MUNICIPAL INCOME FUND

EATON VANCE MUNICIPAL OPPORTUNITIES FUND

EATON VANCE NEW JERSEY MUNICIPAL INCOME FUND

EATON VANCE PENNSYLVANIA MUNICIPAL INCOME FUND

Supplement to SAIs dated December 1, 2018

EATON VANCE GEORGIA MUNICIPAL INCOME FUND

EATON VANCE GREATER CHINA GROWTH FUND

EATON VANCE MARYLAND MUNICIPAL INCOME FUND

EATON VANCE MISSOURI MUNICIPAL INCOME FUND

EATON VANCE NORTH CAROLINA MUNICIPAL INCOME FUND

EATON VANCE OREGON MUNICIPAL INCOME FUND

EATON VANCE RICHARD BERNSTEIN ALL ASSET STRATEGY FUND

EATON VANCE RICHARD BERNSTEIN EQUITY STRATEGY FUND

EATON VANCE SOUTH CAROLINA MUNICIPAL INCOME FUND

EATON VANCE VIRGINIA MUNICIPAL INCOME FUND

Supplement to SAIs dated January 1, 2019

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to SAI dated January 1, 2019 as revised August 15, 2019

EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

EATON VANCE CALIFORNIA MUNICIPAL OPPORTUNITIES FUND

EATON VANCE CORE PLUS BOND FUND

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME FUND

EATON VANCE NATIONAL MUNICIPAL INCOME FUND

EATON VANCE NEW YORK MUNICIPAL INCOME FUND

EATON VANCE OHIO MUNICIPAL INCOME FUND

Supplement to SAIs dated February 1, 2019

EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

Supplement to SAI dated February 1, 2019

EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

EATON VANCE GLOBAL INCOME BUILDER FUND

EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE MULTISECTOR INCOME FUND

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND

PARAMETRIC TAX-MANAGED INTERNATIONAL EQUITY FUND

Supplement to SAIs dated March 1, 2019

EATON VANCE HIGH INCOME OPPORTUNITIES FUND

EATON VANCE INCOME FUND OF BOSTON

EATON VANCE SHORT DURATION HIGH INCOME FUND

Supplement to SAIs dated March 1, 2019 as revised June 18, 2019

EATON VANCE MULTI-ASSET CREDIT FUND

Supplement to SAI dated March 1, 2019 as revised September 3, 2019

EATON VANCE FOCUSED GLOBAL OPPORTUNITIES FUND

EATON VANCE INTERNATIONAL SMALL-CAP FUND

Supplement to SAIs dated April 1, 2019

EATON VANCE BALANCED FUND

EATON VANCE CORE BOND FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GREATER INDIA FUND

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

EATON VANCE STOCK FUND

EATON VANCE STOCK NEXTSHARES

EATON VANCE TAX-MANAGED GROWTH FUND 1.1

EATON VANCE TAX-MANAGED GROWTH FUND 1.2

EATON VANCE VT FLOATING-RATE INCOME FUND

PARAMETRIC COMMODITY STRATEGY FUND

Supplement to SAIs dated May 1, 2019

EATON VANCE EMERGING MARKETS DEBT FUND

EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND

EATON VANCE TABS 1-to-10 YEAR LADDERED MUNICIPAL BOND FUND

EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND FUND

EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND NEXTSHARES

EATON VANCE TABS 10-to-20 YEAR LADDERED MUNICIPAL BOND FUND

EATON VANCE TABS INTERMEDIATE-TERM MUNICIPAL BOND FUND

EATON VANCE TABS SHORT-TERM MUNICIPAL BOND FUND

PARAMETRIC EMERGING MARKETS FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

PARAMETRIC VOLATILITY RISK PREMIUM – DEFENSIVE FUND

Supplement to SAIs dated June 1, 2019

EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND

PARAMETRIC DIVIDEND INCOME FUND

Supplement to SAIs dated July 1, 2019

EATON VANCE FLOATING-RATE MUNICIPAL INCOME FUND

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND

EATON VANCE NEW YORK MUNICIPAL OPPORTUNITIES FUND

EATON VANCE SHORT DURATION MUNICIPAL OPPORTUNITIES FUND

Supplement to SAIs dated August 1, 2019

1.       The following replaces the first sentence of the paragraph describing the Audit Committee under “Fund Management.” in “Management and Organization”:

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Peters are members of the Audit Committee.

2.       The following replaces the first sentence of the paragraph describing the Portfolio Management Committee under “Fund Management.” in “Management and Organization”:

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Smith and Wennerholm are members of the Portfolio Management Committee.

3.       The following replaces the first sentence of the paragraph describing the Compliance Reports and Regulatory Matters Committee under “Fund Management.” in “Management and Organization”:

Ms. Sutherland (Chairperson) and Messrs. Fetting, Gorman and Quinton are members of the Compliance Reports and Regulatory Matters Committee.

November 1, 2019